SUPPLEMENT DATED SEPTEMBER 28, 2004

TO THE

PROSPECTUSES

OF THE

FUNDS INDICATED BELOW

The information set forth under the heading “Choosing A Class of Shares To Buy” and “Sales Charges—Class A Shares—Qualifying for a reduced Class A Sales Charge” in each of the Prospectuses for the Funds listed below is revised in its entirety to read as follows:

Choosing a class of shares to buy

You can choose among the classes of shares described in this Prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

•	How much you plan to invest.

•	How long you expect to own the shares.

•	The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.

•	Whether you qualify for any reduction or waiver of sales charges.

The following paragraph does not apply to the following fund:

Smith Barney Funds, Inc.,—Smith Barney Short-Term Investment Grade Bond Fund.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

•	Certain broker/dealers, financial intermediaries, financial institutions or a distributor’s financial consultants (each called a “Service Agent”).

•	The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Accumulation privilege—lets you combine the current total net asset value of all Class A shares of the fund and other Smith Barney funds that are owned

•	by you, or

•	by your spouse and children under the age of 21

and that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent—lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include the dollar amount of purchases on which you paid a sales charge made within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

•	Employees of NASD members

•	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with Citigroup Global Markets Inc.

•	Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the sub-transfer agent at the time of purchase.

SMITH BARNEY ALLOCATION SERIES INC.	May 28, 2004
CONSERVATIVE PORTFOLIO
INCOME PORTFOLIO

SMITH BARNEY FUNDS, INC.
SMITH BARNEY SHORT-TERM INVESTMENT GRADE BOND FUND	April 29, 2004
U.S. GOVERNMENT SECURITIES FUND	April 29, 2004

SMITH BARNEY INCOME FUNDS
SB CAPITAL AND INCOME FUND	April 29, 2004
Smith Barney Classes of Shares
SB CONVERTIBLE FUND	November 28, 2003
Smith Barney Classes of Shares
SMITH BARNEY DIVIDEND AND INCOME FUND	November 28, 2003
SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND	November 28, 2003
SMITH BARNEY HIGH INCOME FUND	November 28, 2003
SMITH BARNEY TOTAL RETURN BOND FUND	November 28, 2003

SMITH BARNEY INVESTMENT FUNDS INC.
SMITH BARNEY GOVERNMENT SECURITIES FUND	April 29, 2004
SMITH BARNEY INVESTMENT GRADE BOND FUND	April 29, 2004

SMITH BARNEY MANAGED GOVERNMENTS FUND INC.	November 28, 2003

FD 03037